Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of May 7, 2015, is by and between Sports Field Holdings, Inc, a corporation incorporated under the laws of the State of Nevada and located at 4320 Winfield Road, Suite 200, Warrenville, IL 60555 (the “Company”), and ______________________________ (“Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein and upon the date hereof (the “Funding Date”), the Company shall issue to Subscriber a convertible debenture (each a “Convertible Debenture” and collectively, the “Convertible Debentures”) in the principal amount of ______________________United States Dollars (US$_____________), pursuant to which the amounts owed thereunder shall be convertible into such number of shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) as are called for by the terms of the Convertible Debenture (the “Conversion Shares” and together with the Convertible Debentures, the “Securities”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Subscriber hereby agree as follows:

1.             Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement and in consideration of ______________________ United States Dollars (US$_____________) (the “Purchase Price”) delivered by Subscriber to the Company on the Funding Date, the Company hereby agrees to issue the Convertible Debenture to Subscriber on the Funding Date. The Company agrees to issue and deliver the Securities to Subscriber free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), and Subscriber hereby agrees to accept the Securities free of all Encumbrances. The Subscriber shall pay the Purchase Price, to Lucosky Brookman LLP as escrow agent (the “Escrow Agent”) for the Company, by check payable to Lucosky Brookman LLP as Escrow Agent for Sports Field Holdings, Inc., or by wire transfer of immediately available funds in accordance with the instructions on Schedule I hereto.

2.            Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a)            Standing of Subscriber. Subscriber has the legal capacity and power to enter into this Agreement.

(b)            Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to advance the Purchase Price and accept the Securities. The execution, delivery and performance of this Agreement by Subscriber, and the consummation by Subscriber of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms hereof.

(c)            Information on Subscriber. Subscriber is, and reasonably believes Subscriber will be at the time of any conversion of the Debenture, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with Subscriber’s representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which Subscriber hereby agrees represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

(d)            Purchase of Securities. Subscriber will purchase the Securities for Subscriber’s own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities.

(e)            Highly Speculative Investment. Subscriber acknowledges and agrees that a purchase of the Securities is highly speculative and involves significant risks and that the Securities should not be purchased if Subscriber cannot afford the loss of Subscriber’s entire investment. The business objectives of the Company are speculative, and it is possible that the Company may be unable to achieve them. Subscriber understands that Subscriber may be unable to realize a substantial return on the purchase of the offered Securities, or any return whatsoever, and may lose Subscriber’s entire investment.

(f)            Compliance with Securities Act. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

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(g)            Share Legend. The certificates evidencing the Conversion Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(h)            Debenture Legend. The Debenture shall bear the following or similar legend:

“NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS DOCUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i)            Communication of Offer. Subscriber has a preexisting personal or business relationship with the Company or one or more of its directors, officers, advisors or control persons, and the offer to issue the Securities was directly communicated to Subscriber by the Company. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j)            No Governmental Endorsement. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities, or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(k)            Information. Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by Subscriber. Subscriber and its advisors, if any, acknowledge that they reviewed the Company SEC Documents (as defined herein). Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Subscriber or its advisors, if any, or its representatives shall modify, amend or affect Subscriber’s right to rely on the Company’s representations and warranties contained herein. Subscriber understands that its investment in the Debenture, any Conversion Shares upon voluntary conversion and any Private Placement Securities acquired in the Qualified Offering involve a high degree of risk and is able to afford a complete loss of such investment. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the securities.

(l)            No Market Manipulation. Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(m)            Restrictions on Transfer or Resale. The Subscriber understands that (i) the Securities are not being registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) the Securities are subsequently registered thereunder, or (B) Subscriber shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other party is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, provided however that Subscribers shall have the same registration rights with respect to the Debentures as investors in the Qualified Offering in the event that the Subscriber elects to convert the Debenture in connection with the Qualified Offering; (iii) Subscriber is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, and (iv) Subscriber does not presently have any agreement or understanding, directly or indirectly, with any party to distribute the Securities.

(n)            Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold or assigned to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities.

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3.            Company Representations and Warranties. The Company represents and warrants to, and agrees with, Subscriber that:

(a)            Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder;

(c)            Capitalization and Additional Issuances. The Company has authorized two hundred fifty million (250,000,000) shares of the Common Stock. As of the date hereof, there are 13,545,275 shares of the Common Stock issued and outstanding and 1,350,000 shares of the Common Stock, which may be issued hereafter in respect of stock options, warrants, convertible securities, or other Company Securities (as defined below) issued or outstanding as of the date hereof. All of the outstanding shares of the Common Stock are, and the Shares to be issued pursuant to the Debenture will be, duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights affecting the Common Stock. As of the date hereof, except as described on Schedule 3(c) hereto, there are no (i) contracts to which the Company is a party obligating the Company to accelerate the vesting of any company equity award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), (ii) outstanding securities of the Company convertible into or exchangeable for shares of the Common Stock, (iii) outstanding options, warrants or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or (iv) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Company, being referred to collectively as “Company Securities”). There are no outstanding contracts requiring the Company to repurchase, redeem or otherwise acquire any Company Securities and the Company is not a party to any voting agreement with respect to any Company Securities;

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(d)           Commission Filings; Financial Statements; Absence of Undisclosed Liabilities.

(i)            Commission Filings. The Company has filed with the Commission all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the Commission since (the “Company SEC Documents”) and such Company SEC Documents when filed were true, correct and complete in all material respects. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder) and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and did not, at the time it was filed (or, if amended, at the time (and taking into account the content) of such amendment), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the Company SEC Documents. As of the date hereof, none of the Company SEC Documents is the subject of ongoing Commission review, outstanding Commission comment or outstanding Commission investigation;

(ii)            Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the Commission for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the Commission. As of the date hereof, RRBB Accountants and Advisors has not resigned or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure;

(iii)            No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP) (“Liability”) except for Liabilities that (a) are reflected or recorded on the Company’s most recent balance sheet included in the Company SEC Documents (including in the notes thereto but only to the extent it is reasonably apparent that the disclosure in such notes is of a Liability required to be reflected on a balance sheet prepared in accordance with GAAP) contained in the Company SEC Documents or (b) are current Liabilities (within the meaning of GAAP) which were incurred since the date of such balance sheet in the ordinary course of business consistent with past practice;

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(e)            Related Party Transactions. All contracts, transactions, arrangements and understandings with any executive officer or director of the Company or any of its subsidiaries, any other person that directly or indirectly controls, is controlled by or is under common control with (“Affiliate”), the Company, or any person owning 10% or more of the shares of the Common Stock (or any of such person's immediate family members or Affiliates or associates), which is required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, have been fully and properly disclosed in the appropriate Company SEC Documents. There are no such contracts, transactions, arrangements or understandings which have not been so disclosed;

(f)            Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance of the Securities;

(g)           No Violation or Conflict. Neither the issuance of the Securities nor the performance of the Company’s obligations under this Agreement will:

(i)            violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company or (c) any contract, agreement, instrument or undertaking to which the Company or any subsidiary is a party; or

(ii)            result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Subscriber as described herein;

(h)           The Shares. Upon issuance, the Shares:

(i)            shall be free and clear of any security interests, liens, claims or other Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)            shall have been duly and validly issued, fully paid and non-assessable; and

(iii)            will not subject the holders thereof to personal liability by reason of being such holders;

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(i)            Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, governmental agency or body having jurisdiction over the Company including, without limitation, any such that would materially affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Agreement;

(j)            No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares;

(k)            Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended; and

(l)            Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

4.            Broker’s Commission/Finder’s Fee. With the exception of Spartan Capital Securities, LLC, each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each party hereto agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of the indemnifying party’s actions. Spartan Capital Securities will receive a commission of 5% of the purchase price of each Debenture sold and a warrant to purchase shares of Common Stock equal 5% of the number of Conversion Shares. In addition, Spartan Capital Securities, LLC currently owns 750,000 shares of Common Stock of the Company and warrants to purchase 500,000 shares of Common stock of the Company.

5.            Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

6.            Miscellaneous.

(a)            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth in the preamble paragraph hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated in the preamble paragraph hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

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(b)            Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c)            Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)            Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of the State of New Jersey or in the federal courts located in the State of New Jersey. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)            Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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(f)            Counsel; Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement, the Debenture and any documents executed in connection therewith. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement, the Debenture and any documents executed in connection therewith. The language in this Agreement, the Debenture and any documents executed in connection therewith shall be interpreted as to its fair meaning and not strictly for or against any party.

(g)            Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of May 7, 2015.

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[COMPANY OR TRUST]

The undersigned hereby represents, warrants and covenants that the undersigned is duly authorized by the prospective investor to take all requisite action on the part of the prospective investor listed below to enter into this Agreement and, further, that the prospective investor has all requisite authority to enter into such Agreement.

The undersigned represents and warrants that each of the above representations, agreements or understandings set forth herein applies to the prospective investor and that the undersigned has authority under the charter, by-laws, corporate resolutions or trust agreement of such prospective investor to execute this Agreement.

Name of Company (Please type or print)

By:
Name:
Title:

Amount of (check one)
_______ check enclosed or wire transfer: _______

Amount

Subscribed for: $

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[PARTNERSHIP]

If the prospective investor is a PARTNERSHIP, complete the following and enclose a true copy of the Partnership Agreement of the prospective investor:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the prospective investor named below, is duly authorized by the prospective investor to enter into this Agreement, and that the prospective investor has all requisite authority to enter into this Agreement and set forth below are the names of all Partners of the prospective investor.

The undersigned represents and warrants that each of the above representations, agreements or undertakings set forth herein applies to the prospective investor and that the undersigned is authorized by such prospective investor to execute this Agreement.

Name of Partnership (Please type or print)

By:
Name:
Title:

Names of Partners:	Signature:

(Add additional sheets if necessary)

Amount of (check one)
_______ check enclosed or wire transfer: _______

Amount

Subscribed for: $

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[INDIVIDUAL]

If the prospective investor is an individual, please execute this Agreement below. Name of individual (Please type or print)

_________________________________________________

By:
Name:

And (if applicable)

By:
Name:

HOW SHARES WILL BE HELD:

Individually
JTWROS
TBTE

Amount of (check one)
_______ check enclosed or wire transfer: _______

Amount

Subscribed for: $

*If investment is taken in joint names, both must sign.

[ACCEPTANCE PAGE FOR SUBSCRIPTION AGREEMENT]

Agreed to and accepted as of May 5, 2015.

SPORTS FIELD HOLDINGS, INC.

By:
Name:	Jeromy Olson
Title:	Chief Executive Officer

SCHEDULE I

WIRE INSTRUCTIONS

SCHEDULE 3(C)

			Volume Weighted
Type of Security	Shares (or underlying Shares)		Exercise Price (if applicable)

Warrants	500,000		$1.00

Options	600,000	[1]	$1.92

Restricted Common Stock	250,000	[2]	N/A

1 As of the date hereof, the options have not been issued. Such option will be issued once the Company and Board of Directors adopts the 2015 Incentive Stock Option Award Plan

2 Such shares will be issuable to the Company’s Chief Executive Officer pursuant to his Employment Agreement, if such Employment Agreement is still in effect as of January 1, 2016.

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE